Exhibit 10.28

THIS WARRANT AND THE SHARES OF COMPANY STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS") AND SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF COUNSEL AND/OR SUBMISSION TO THE COMPANY OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS.

                    WARRANT TO PURCHASE TWENTY FIVE THOUSAND
                             SHARES OF COMMON STOCK
                                       Of
                            ULTRALIFE BATTERIES, INC.
                            (a Delaware Corporation)
                          Void after 5:00 O'Clock P.M.,
                     Eastern Standard Time, on June 4, 2006

      Ultralife Batteries, Inc., a Delaware corporation (the "Company") hereby certifies that Hitschler, Kimelman Holdings, LLC, its registered successors and permitted assigns registered on the books of the Company maintained for such purposes as the registered holder hereof (the "Holder"), for value received, is entitled to purchase from the Company twenty-five thousand (25,000) fully paid and non-assessable shares of Common Stock of the Company, par value of ten cents ($.10) per share (the "Shares") stated above at the purchase price (the "Exercise Price") of four dollars ($4.00) per share (the number of Shares and Exercise Price being subject to adjustment as hereinafter provided) upon the terms and conditions herein provided.

      1. EXERCISE OF WARRANTS.

         1.1. Subject to Section 1.2., upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company at Newark, New York, or at such other place as the Company may designate by notice to the Holder hereof, together with a check payable to the order of the Company in the amount of the Exercise Price times the number of Shares being purchased, the Company shall deliver to the Holder hereof, as promptly as practicable, certificates representing the Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate or Warrant Certificates of like


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tenor  entitling  the Holder to  purchase  the number of Shares as to which this
Warrant has not been exercised.

         1.2. This Warrant may be exercised in whole or in part at any time on and after June 4, 2003; provided, however, that if Holder has exercised the rights to convert the principal amount of the Promissory Note issued to it on even date herewith into shares of the Company's common stock pursuant to the conversion provisions of the Promissory Note, this warrant shall immediately and with no further action on the part of the Holder or the Company become void and of no further force or effect in the same proportion that the principal amount of the Promissory Note that is converted to the Company's common stock.

      2. RIGHTS AND OBLIGATIONS OF WARRANT HOLDER.

         2.1. The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, in the event that any certificate representing the Shares as issued to the Holder hereof upon exercise of this Warrant, such Holder shall, for all purposes, be deemed to have become the holder of record of such Shares on the date on which this Warrant Certificate, together with a duly executed Purchase Form, was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such Share certificate. The rights of the Holder of this Warrant are limited to those expressed herein and the Holder of this Warrant, by its acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant Certificate, including, without limitation, all the obligations imposed upon the Holder hereof by Sections 2 and 4 hereof. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company may deem and treat the person in whose name this Warrant Certificate is registered on the books of the Company maintained for such purpose as the absolute, true and lawful owner for all purposes whatsoever, notwithstanding any notation of ownership or other writing thereon, and the Company shall not be affected by any notice to the contrary.

         2.2. No Holder of this Warrant Certificate, as such, shall be entitled to vote or receive dividends or to be deemed the holder of Shares for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon any Holder of this Warrant Certificate, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any action by the Company, receive dividends, subscription rights, or otherwise, until this Warrant shall have been exercised and the Shares purchasable upon the exercise thereof shall have become deliverable as provided herein; provided, however, that any such exercise on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for those Shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open, and the Warrant surrendered shall not be deemed to have been


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exercised, in whole or in part as the case may be, until the next succeeding day on which stock transfer books are open for the purpose of determining entitlement to dividends on the Company's common stock.


      3. SHARES UNDERLYING WARRANTS. The Company covenants and agrees that all Shares delivered upon the exercise of this Warrant shall, upon delivery and payment therefor, be duly and validly authorized and issued, fully-paid and non-assessable, and free from all stamp-taxes, liens and charges with respect to the purchase thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of Shares sufficient to permit the exercise in full of this Warrant.

      4. DISPOSITION OF WARRANTS OR SHARES. The holder of this Warrant Certificate and any transferee hereof or of the Shares issuable upon the exercise of the Warrant Certificate, by their acceptance hereof, hereby (i) represent and warrant that this Warrant Certificate and the shares issuable upon exercise thereof are being acquired for investment for the account of the holder and with no intent to sell, transfer or subdivide such Warrant Certificate or Shares, and (ii) except as herein specifically provided and permitted understand and agree that the Warrant, and the Shares issuable upon the exercise hereof, have not been registered under either the Securities Act of 1933 (the "Act") or applicable State Securities Laws (the "State Acts") and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) except upon the issuance to the Company of a favorable opinion of counsel and/or submission to the Company of such evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act and the State Acts. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

      5. ADJUSTMENTS. The aggregate number and shares of common stock of the Company subject to this Warrant and the Exercise Price shall be proportionately adjusted for any increase, decrease, or change in the total outstanding shares of the Company's common stock resulting from a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares, issuance of additional shares, or similar transaction. An adjustment made pursuant to this
Section 5.1. shall be made whenever any of such events shall occur, but shall become effective retroactively after such record date or such effective date, as the case may be, as to Warrants exercised between such record date or effective date and the date of happening of any such event. Whenever the number of Shares purchasable hereunder is adjusted as herein provided, the Company shall cause to be mailed to the Holder in accordance with the provisions of this Section 5 a notice (i) stating that the number of Shares purchasable upon exercise of this Warrant have been adjusted, (ii) setting forth the adjusted number of Shares purchasable upon the exercise of this Warrant and (iii) showing in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Company, upon which such adjustments are based.


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      6. PIGGY-BACK  REGISTRATION  RIGHTS.  The Company shall bear all costs and expenses of registration of the Shares with the Securities and Exchange Commission or any State Securities Commission in the event that the Company at any time proposes to register any of its securities for its own account or for the account of any other person (other than pursuant to a registration on Form S-4 or Form S-8). The Holder agrees to provide the Company with such information, understandings, and indemnifications a the Company may reasonably request in connection with any such registration. The Holder agrees that, if it is able to sell publicly the Shares pursuant to Rule 144, it will not be able to avail itself of the registration rights hereunder.

      7. LOSS OR DESTRUCTION. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant
Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement or bond satisfactory in form, substance and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

      8. SURVIVAL. The various rights and obligations of the Holder hereof as set forth herein shall survive the exercise of the Warrants represented hereby and the surrender of this Warrant Certificate.

      9. NOTICES. Whenever any notice, payment of any purchase price, or other communication is required to be given or delivered under the terms of this Warrant, it shall be in writing and delivered by hand delivery or United States registered or certified mail, return receipt requested, postage prepaid, and will be deemed to have been given or delivered on the date such notice, purchase price or other communication is so delivered or posted, as the case may be; and, if to the Company, it will be addressed to the address specified in Section 1 hereof, and if to the Holder, it will be addressed to the registered Holder at its address as it appears on the books of the Company.

                                             Ultralife Batteries, Inc.

/s/ John Kavazanjian                         By /s/ Robert W. Fishback    (SEAL)
--------------------                         -----------------------------------
                                             Robert W. Fishback,
                                             Vice President of Finance and
                                             Chief Financial Officer
                                             March 4, 2003

                                             Agreed and Acknowledged

                                             Hitschler, Kimelman Holdings, LLC

                                             By /s/ W. Anthony Hitschler
                                             -----------------------------------
                                             W. Anthony Hitschler, Member


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